Exhibit 99.2

Aspen Insurance Holdings Limited

Financial Supplement

As of March 31, 2009

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance
Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited
Noah Fields, Head of Investor Relations
T: +1 441-297-9382
email: noah.fields@aspen-re.com

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2008. Unless otherwise noted, all data is in U.S. dollars millions, except for per share, percentage and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

Aspen excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 27 for a reconciliation of operating income to net income.

Net income excluding net income or losses from investments accounted for by the equity method (a non-GAAP financial measure): This is an internal performance measure used by Aspen in the management of its operations and represents net income adjusted for preference share dividends excluding after-tax net income or losses from investments accounted for using the equity method.

Aspen excludes net income or loss from investments accounted for using the equity method from its calculation of net income because the amount of these gains or losses are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing net income excluding net income or losses for other investments accounted for by the equity method enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Net income excluding net income or losses for investments accounted for by the equity method should not be viewed as a substitute for GAAP net income. Please see page 28 for a reconciliation of net income excluding net income or losses for other investments accounted for by the equity method income to net income.

Adjusted Operating income (a non-GAAP financial measure): Adjusted operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses, after-tax net foreign exchange gains or losses and after-tax gains or losses from our investments in funds of hedge funds.

Aspen excludes after-tax net realized capital gains or losses, after-tax net foreign exchange gains or losses and after-tax gains or losses from our investments in funds of hedge funds from its calculation of adjusted operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing adjusted operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Adjusted operating income should not be viewed as a substitute for GAAP net income. Please see page 29 for a reconciliation of adjusted operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure: Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 27 for a reconciliation of operating income to net income and page 8 for a reconciliation of average equity to closing shareholders’ equity.

Aspen Insurance Holdings Limited

Basis of Presentation

Annualized Operating Return on Average Equity excluding gains or losses from funds of hedge funds (“Adjusted Operating ROE”) (a non-GAAP financial measure: Annualized Operating Return on Average Equity excluding gains or losses from funds of hedge funds 1) is calculated using operating income, as defined below and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

See page 29 for a reconciliation of adjusted operating income to net income and page 8 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure): Aspen has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, Aspen believes it is a better measure of calculating shareholder returns than book value per share. Please see page 25 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see page 15 for a reconciliation of accident year loss ratios to underwriting ratios calculated in accordance with U.S. GAAP.

Aspen Insurance Holdings Limited
Financial Highlights

	Three Months Ended March 31,
(in US$ millions except for percentages, share and per share amounts)	2009	2008	Change

Gross written premium	$636.8	$596.2	6.8%
Net written premium	$506.6	$519.6	(2.5%	)
Net earned premium	$447.3	$391.6	14.2%
Net income after tax	$91.4	$81.2	12.6%
Operating income after tax	$105.7	$76.0	39.1%
Investment income	$59.2	$39.1	51.4%
Underwriting income	$69.4	$57.2	21.3%

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.42	$0.87	63.2%
Operating income adjusted for preference share dividend	$1.21	$0.81	49.4%
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.39	$0.85	63.5%
Operating income adjusted for preference share dividend	$1.18	$0.79	49.4%
Book value per ordinary share	$29.85	$29.22	2.2%
Diluted book value per ordinary share (treasury stock method)	$29.12	$28.48	2.2%
Weighted average number of ordinary shares outstanding (in millions of shares)	81.535	85.511	(4.6%	)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	83.572	87.957	(5.0%	)

Underwriting Ratios
Loss ratio	56.1%	52.9%
Policy acquisition cost ratio	17.6%	19.5%
General and administrative expense ratio	10.8%	13.0%
Expense ratio	28.4%	32.5%
Combined ratio	84.5%	85.4%

Return On Equity
Average equity (1)	$2,270.5	$2,318.2
Return on average equity
Net income adjusted for preference share dividend	3.7%	3.2%
Operating income adjusted for preference share dividend	4.4%	3.0%
Annualized return on average equity
Net income	14.8%	12.8%
Operating income	17.6%	12.0%

See pages 8, 25, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Average equity excludes the average after-tax unrealized appreciation or depreciation on investments and average after-tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited

Consolidated Statements Of Operations — Quarterly

(in US$ millions except for percentages)	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007

UNDERWRITING REVENUES
Gross written premiums	$636.8	$435.4	$441.3	$528.8	$596.2	$636.5
Premiums ceded	(130.2)	(29.3)	(37.5)	(22.8)	(76.6)	(81.4)

Net written premiums	506.6	406.1	403.8	506.0	519.6	555.1
Change in unearned premiums	(59.3)	72.5	30.4	(108.7)	(128.0)	(116.1)

Net earned premiums	447.3	478.6	434.2	397.3	391.6	439.0

UNDERWRITING EXPENSES
Losses and loss expenses	250.8	310.6	413.4	188.3	207.2	225.5
Acquisition expenses	78.6	87.5	70.4	65.0	76.4	77.7
General and administrative expenses	48.5	48.6	51.6	57.1	50.8	45.3

Total underwriting expenses	377.9	446.7	535.4	310.4	334.4	348.5

Underwriting income (loss)	69.4	31.9	(101.2)	86.9	57.2	90.5

OTHER OPERATING REVENUE
Net investment income	59.2	10.3	19.3	70.5	39.1	67.5
Interest expense	(3.9)	(3.9)	(3.8)	(4.0)	(3.9)	(4.2)

Total other operating revenue	55.3	6.4	15.5	66.5	35.2	63.3

Other (expense) income	(2.7)	(0.5)	0.6	—	(2.2)	(7.3)

OPERATING INCOME (LOSS) BEFORE TAX	122.0	37.8	(85.1)	153.4	90.2	146.5

OTHER
Net realized and unrealized exchange (losses) gains	(2.3)	(4.8)	(2.7)	(5.0)	4.3	5.5
Net realized investment (losses) gains	(12.2)	8.4	(58.1)	0.8	1.0	(4.8)

INCOME (LOSS) BEFORE TAX	107.5	41.4	(145.9)	149.2	95.5	147.2
Income tax (expense) recovery	(16.1)	(19.6)	19.8	(22.3)	(14.3)	(25.3)

NET INCOME (LOSS) AFTER TAX	91.4	21.8	(126.1)	126.9	81.2	121.9
Dividends paid on ordinary shares	(12.3)	(12.3)	(12.2)	(12.8)	(12.9)	(13.2)
Dividend paid on preference shares	(6.9)	(6.9)	(6.9)	(7.0)	(6.9)	(6.9)

Retained income (loss)	$72.2	$2.6	$(145.2)	$107.1	$61.4	$101.8

Components of net income (loss) after tax
Operating income (loss)	$105.7	$20.5	$(76.2)	$131.2	$76.0	$120.6
Net realized and unrealized exchange (losses) gains after tax	(2.3)	(4.8)	(2.7)	(5.0)	4.3	5.5
Net realized investment gains (losses) after tax	(12.0)	6.1	(47.2)	0.7	0.9	(4.2)

NET INCOME (LOSS) AFTER TAX	$91.4	$21.8	$(126.1)	$126.9	$81.2	$121.9

Loss ratio	56.1%	64.9%	95.2%	47.4%	52.9%	51.4%
Policy acquisition expense ratio	17.6%	18.3%	16.2%	16.4%	19.5%	17.7%
General and administrative expense ratio	10.8%	10.2%	11.9%	14.4%	13.0%	10.3%
Expense ratio	28.4%	28.5%	28.1%	30.8%	32.5%	28.0%
Combined ratio	84.5%	93.4%	123.3%	78.2%	85.4%	79.4%

Basic earnings per share(1)	$1.42	$0.18	$(1.63)	$1.44	$0.87	$1.31
Diluted earnings per share(1)	$1.39	$0.18	$(1.63)	$1.39	$0.85	$1.27
Annualized return on average equity

Net income	14.8%	2.8%	(23.2% )	20.4%	12.8%	22.9%
Operating income	17.6%	2.4%	(14.4% )	21.2%	12.0%	22.7%

See pages 8, 25, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Adjusted for preference share dividend and cancellation of preference shares.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date

	Three Months Ended March 31,
(in US$ millions except for percentages)	2009	2008	2007

UNDERWRITING REVENUES
Gross written premiums	$636.8	$596.2	$636.5
Premiums ceded	(130.2)	(76.6)	(81.4)

Net written premiums	506.6	519.6	555.1
Change in unearned premiums	(59.3)	(128.0)	(116.1)

Net earned premiums	447.3	391.6	439.0

UNDERWRITING EXPENSES
Losses and loss expenses	250.8	207.2	225.5
Acquisition expenses	78.6	76.4	77.7
General and administrative expenses	48.5	50.8	45.3

Total underwriting expenses	377.9	334.4	348.5

Underwriting income	69.4	57.2	90.5

OTHER OPERATING REVENUE
Net investment income	59.2	39.1	67.5
Interest expense	(3.9)	(3.9)	(4.2)

Total other operating revenue	55.3	35.2	63.3

Other (expense) income	(2.7)	(2.2)	(7.3)

OPERATING INCOME BEFORE TAX	122.0	90.2	146.5

OTHER
Net realized and unrealized exchange (losses) gains	(2.3)	4.3	5.5
Net realized and unrealized investment (losses) gains	(12.2)	1.0	(4.8)

INCOME BEFORE TAX	107.5	95.5	147.2
Income taxes	(16.1)	(14.3)	(25.3)

NET INCOME AFTER TAX	91.4	81.2	121.9
Dividends paid on ordinary shares	(12.3)	(12.9)	(13.2)
Dividends paid on preference shares	(6.9)	(6.9)	(6.9)

Retained income	$72.2	$61.4	$101.8

Components of net income after tax
Operating income	$105.7	$76.0	$120.6
Net realized and unrealized exchange (losses) gains after tax	(2.3)	4.3	5.5
Net realized investment (losses) gains after tax	(12.0)	0.9	(4.2)

NET INCOME AFTER TAX	$91.4	$81.2	$121.9

Loss ratio	56.1%	52.9%	51.4%
Policy acquisition expense ratio	17.6%	19.5%	17.7%
General and administrative expense ratio	10.8%	13.0%	10.3%
Expense ratio	28.4%	32.5%	28.0%
Combined ratio	84.5%	85.4%	79.4%

See pages 8, 25, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited
Consolidated Balance Sheets

	March 31,	December 31,	September 30,	June 30,	March 31,
(in US$ millions, except for per share amounts)	2009	2008	2008	2008	2008

ASSETS
Investments
Fixed maturities	$4,566.6	$4,433.1	$4,410.7	$4,612.7	$4,472.2
Other investments	290.9	286.9	513.1	555.3	544.5
Short-term investments	291.8	224.9	226.3	193.6	309.3

Total investments	5,149.3	4,944.9	5,150.1	5,361.6	5,326.0
Cash and cash equivalents	913.2	809.1	741.6	620.8	695.7
Reinsurance recoverables
Unpaid losses	297.9	283.3	241.5	231.7	276.0
Ceded unearned premiums	138.8	46.3	77.5	98.9	121.8
Receivables
Underwriting premiums	793.6	677.5	675.4	792.0	716.2
Other	44.3	46.5	102.6	79.0	50.3
Funds withheld	71.9	85.0	77.4	76.9	100.0
Deferred policy acquisition costs	166.6	149.7	166.7	167.4	151.6
Derivatives at fair value	7.2	11.8	10.9	11.3	15.4
Receivable for securities sold	5.1	177.2	—	—	—
Office properties and equipment	27.0	33.8	32.4	30.4	28.0
Other assets	16.7	15.5	19.8	20.9	17.7
Intangible assets	8.2	8.2	8.2	8.2	8.2

Total assets	$7,639.8	$7,288.8	$7,304.1	$7,499.1	$7,506.9

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$3,096.2	$3,070.3	$3,081.9	$2,944.4	$2,950.3
Unearned premiums	963.8	810.7	940.8	1,018.9	930.1

Total insurance reserves	4,060.0	3,881.0	4,022.7	3,963.3	3,880.4

Payables
Reinsurance premiums	197.1	103.0	98.0	115.6	133.1
Taxation	84.6	72.6	33.4	82.6	114.3
Accrued expenses and other payables	206.7	192.5	246.2	219.7	189.6
Liabilities under derivative contracts	9.4	11.1	16.7	14.5	17.3

Total payables	497.8	379.2	394.3	432.4	454.3

Long-term debt	249.6	249.5	249.5	249.5	249.5

Total liabilities	4,807.4	4,509.7	4,666.5	4,645.2	4,584.2

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1
Preference shares	—	—	—	—	—
Additional paid-in capital	1,749.9	1,754.8	1,754.1	1,753.3	1,849.5
Retained earnings	956.9	884.7	882.1	1,027.3	920.2
Accumulated other comprehensive income, net of taxes	125.5	139.5	1.3	73.2	152.9

Total shareholders’ equity	2,832.4	2,779.1	2,637.6	2,853.9	2,922.7

Total liabilities and shareholders’ equity	$7,639.8	$7,288.8	$7,304.1	$7,499.1	$7,506.9

Book value per ordinary share	$29.85	$28.85	$27.14	$29.84	$29.22

See pages 8, 25, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended
	March 31,	March 31,
(in US$ except for number of shares)	2009	2008

Basic earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.42	$0.87
Operating income adjusted for preference share dividend	$1.21	$0.81
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.39	$0.85
Operating income adjusted for preference share dividend	$1.18	$0.79
Weighted average number of ordinary shares outstanding (in millions)	81.535	85.511
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	83.572	87.957
Book value per ordinary share	$29.85	$29.22
Diluted book value per ordinary share (treasury stock method)	$29.12	$28.48
Ordinary shares outstanding at end of the period (in millions)	82.763	85.395
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)	84.832	87.607

See pages 8, 25, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended
(in US$ millions except for percentages)	March 31, 2009	March 31, 2008

Closing shareholders’ equity	$2,832.4	$2,922.7
Average adjustment	(561.9)	(604.5)

Average equity (1)	$2,270.5	$2,318.2

Return on average equity:
Net income adjusted for preference share dividend	3.7%	3.2%
Operating income adjusted for preference share dividend	4.4%	3.0%
Annualized return on average equity:
Net income	14.8%	12.8%
Operating income	17.6%	12.0%
Components of return on average equity:
Return on average equity from underwriting activity (2)	3.1%	2.5%
Return on average equity from investment and other activity (3)	2.0%	1.1%
Pre-tax operating income return on average equity	5.1%	3.6%
Post-tax operating income return on average equity (4)	4.4%	3.0%

See pages 8, 25, 27, 28 and 29 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.   Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares, (ii) after-tax unrealized appreciation or depreciation on investments and (iii) the average after-tax unrealized foreign exchange gains and losses.

2.	Calculated by using underwriting income.

3.	Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.

4.	Calculated by using operating income after-tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Three Months Ended March 31, 2009					Three Months Ended March 31, 2008
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$220.5	$186.8	$194.7	$34.8	$636.8	$184.2	$182.1	$199.3	$30.6	$596.2
Net written premiums	182.1	185.8	124.8	13.9	506.6	175.4	180.0	142.0	22.2	519.6
Gross earned premiums	150.9	110.0	198.8	33.5	493.2	140.3	95.7	165.3	26.0	427.3
Net earned premiums	139.1	109.5	175.0	23.7	447.3	127.0	94.7	150.2	19.7	391.6
Losses and loss expenses	40.2	72.2	127.0	11.4	250.8	38.0	61.5	97.7	10.0	207.2
Policy acquisition expenses	24.8	21.9	28.0	3.9	78.6	25.9	17.7	28.0	4.8	76.4
Operating and administration expenses	15.2	9.0	18.6	5.7	48.5	16.6	10.7	17.9	5.6	50.8

Underwriting income (loss)	$58.9	$6.4	$1.4	$2.7	$69.4	$46.5	$4.8	$6.6	$(0.7)	$57.2

Net reserves for loss and loss adjustment expenses	$402.8	$1,322.9	$950.4	$122.2	$2,798.3	$424.7	$1,302.5	$883.9	$63.2	$2,674.3

RATIOS
Loss ratio	28.9%	65.9%	72.6%	48.1%	56.1%	29.9%	64.9%	65.0%	50.8%	52.9%
Policy acquisition expense ratio	17.8%	20.0%	16.0%	16.5%	17.6%	20.4%	18.7%	18.6%	24.3%	19.5%
Operating and administration expense ratio	10.9%	8.2%	10.6%	24.1%	10.8%	13.1%	11.3%	11.9%	28.4%	13.0%
Expense ratio	28.7%	28.2%	26.6%	40.6%	28.4%	33.5%	30.0%	30.5%	52.7%	32.5%
Combined ratio	57.6%	94.1%	99.2%	88.7%	84.5%	63.4%	94.9%	95.5%	103.6%	85.4%

Aspen Insurance Holdings Limited

Property Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007

Gross written premiums	$220.5	$81.5	$152.8	$170.5	$184.2	$192.1
Net written premiums	182.1	83.0	140.2	165.5	175.4	177.1
Gross earned premiums	150.9	155.3	152.3	144.5	140.3	161.3
Net earned premiums	139.1	143.0	138.8	123.6	127.0	153.4
Net losses and loss expenses	40.2	73.8	164.6	38.3	38.0	64.1
Policy acquisition expenses	24.8	32.1	23.4	23.6	25.9	27.4
Operating and administrative expenses	15.2	16.0	14.7	18.4	16.6	14.5

Underwriting income (loss)	$58.9	$21.1	$(63.9)	$43.3	$46.5	$47.4

RATIOS
Loss ratio	28.9%	51.6%	118.6%	31.0%	29.9%	41.8%
Policy acquisition expense ratio	17.8%	22.4%	16.8%	19.1%	20.4%	17.9%
Operating and administrative expense ratio	10.9%	11.2%	10.6%	14.9%	13.1%	9.4%
Expense ratio	28.7%	33.6%	27.4%	34.0%	33.5%	27.3%
Combined ratio	57.6%	85.2%	146.0%	65.0%	63.4%	69.1%

Aspen Insurance Holdings Limited

Casualty Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007

Gross written premiums	$186.8	$97.7	$79.7	$56.8	$182.1	$223.3
Net written premiums	185.8	98.7	79.8	54.5	180.0	216.6
Gross earned premiums	110.0	121.3	113.7	87.7	95.7	111.0
Net earned premiums	109.5	120.1	112.9	85.8	94.7	106.4
Losses and loss expenses	72.2	80.5	75.9	54.3	61.5	60.8
Policy acquisition expenses	21.9	19.4	16.6	11.7	17.7	19.3
Operating and administration expenses	9.0	10.4	9.6	12.5	10.7	9.9

Underwriting income	$6.4	$9.8	$10.8	$7.3	$4.8	$16.4

RATIOS
Loss ratio	65.9%	67.1%	67.2%	63.3%	64.9%	57.2%
Policy acquisition expense ratio	20.0%	16.2%	14.7%	13.6%	18.7%	18.1%
Operating and administration expense ratio	8.2%	8.7%	8.5%	14.6%	11.3%	9.3%
Expense ratio	28.2%	24.9%	23.2%	28.2%	30.0%	27.4%
Combined ratio	94.1%	92.0%	90.4%	91.5%	94.9%	84.6%

Aspen Insurance Holdings Limited

International Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007

Gross written premiums	$194.7	$228.8	$180.8	$258.9	$199.3	$185.3
Net written premiums	124.8	202.0	162.2	251.6	142.0	139.9
Gross earned premiums	198.8	228.9	185.4	178.6	165.3	162.8
Net earned premiums	175.0	190.1	158.6	162.9	150.2	146.8
Losses and loss expenses	127.0	150.4	141.8	83.6	97.7	81.3
Policy acquisition expenses	28.0	32.9	26.5	26.0	28.0	25.4
Operating and administration expenses	18.6	16.2	21.1	19.2	17.9	14.7

Underwriting income (loss)	$1.4	$(9.4)	$(30.8)	$34.1	$6.6	$25.4

RATIOS
Loss ratio	72.6%	79.1%	89.4%	51.3%	65.0%	55.4%
Policy acquisition expense ratio	16.0%	17.3%	16.7%	16.1%	18.6%	17.3%
Operating and administration expense ratio	10.6%	8.5%	13.3%	11.8%	11.9%	10.0%
Expense ratio	26.6%	25.8%	30.0%	27.9%	30.5%	27.3%
Combined ratio	99.2%	104.9%	119.4%	79.2%	95.5%	82.7%

Aspen Insurance Holdings Limited

U.S. Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007

Gross written premiums	$34.8	$27.4	$28.0	$42.6	$30.6	$35.7
Net written premiums	13.9	22.5	21.6	34.4	22.2	21.5
Gross earned premiums	33.5	33.0	31.5	29.6	26.0	38.9
Net earned premiums	23.7	25.4	23.9	25.0	19.7	32.4
Losses and loss expenses	11.4	5.9	31.1	12.1	10.0	19.3
Policy acquisition expenses	3.9	3.1	3.9	3.7	4.8	5.6
Operating and administration expenses	5.7	6.0	6.2	7.0	5.6	6.2

Underwriting income (loss)	$2.7	$10.4	$(17.3)	$2.2	$(0.7)	$1.3

RATIOS
Loss ratio	48.1%	23.2%	130.1%	48.4%	50.8%	59.6%
Policy acquisition expense ratio	16.5%	12.3%	16.3%	14.7%	24.3%	17.3%
Operating and administration expense ratio	24.1%	23.5%	25.7%	27.9%	28.4%	19.1%
Expense ratio	40.6%	35.8%	42.0%	42.6%	52.7%	36.4%
Combined ratio	88.7%	59.0%	172.1%	91.0%	103.6%	96.0%

Aspen Insurance Holdings Limited

Gross Written Premiums By Segment And Line Of Business

(in US$ millions)	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q1 2007

PROPERTY REINSURANCE
Treaty Catastrophe	$116.7	$(2.8)	$65.0	$79.2	$111.6	$118.6
Treaty Risk Excess	31.3	5.9	36.3	40.0	29.9	23.0
Treaty Pro Rata	48.2	68.9	36.5	36.5	32.7	42.0
Property Facultative	17.0	9.5	15.0	14.8	10.0	8.5
Credit and Surety	7.3	—	—	—	—	—

	$220.5	$81.5	$152.8	$170.5	$184.2	$192.1

CASUALTY REINSURANCE
U.S. Treaty	$106.3	$80.2	$60.1	$46.9	$89.6	$131.3
International Treaty	77.0	13.3	15.3	5.7	89.5	88.4
Casualty Facultative	3.5	4.2	4.3	4.2	3.0	3.6

	$186.8	$97.7	$79.7	$56.8	$182.1	$223.3

INTERNATIONAL INSURANCE
Marine and Specialty Liability	$50.8	$45.0	$14.1	$47.4	$54.8	$54.5
Energy Property	16.4	7.5	22.3	41.7	23.4	28.2
Marine Hull	16.5	19.1	10.7	17.5	18.6	16.4
Aviation	10.4	48.2	19.3	23.1	11.2	10.8
U.K. Commercial Property	7.4	5.7	14.1	22.7	9.4	7.5
U.K. Commercial Liability	9.1	14.6	23.3	17.1	20.1	22.0
Non-Marine and Transportation Liability	7.9	10.9	8.7	14.3	7.1	—
Professional Liability	7.7	15.7	13.3	7.4	7.6	—
Excess Casualty	4.8	12.4	8.9	6.3	2.0	—
Financial Institutions	3.7	11.1	15.8	9.2	2.9	—
Financial and Political Risks	9.2	7.8	5.5	21.3	4.5	—
U.K. Commercial Property-Construction	3.5	2.9	4.4	4.5	—	—
Management and Technology Liability	1.8	3.5	—	—	—	—
Specialty Reinsurance	45.5	24.4	20.4	26.4	37.7	46.0

	$194.7	$228.8	$180.8	$258.9	$199.3	$185.4

U.S. INSURANCE
Property	$14.4	$10.9	$10.7	$21.1	$10.5	$12.4
Casualty	20.4	16.5	17.3	21.5	20.1	23.3

	$34.8	$27.4	$28.0	$42.6	$30.6	$35.7

TOTAL GROSS WRITTEN PREMIUMS	$636.8	$435.4	$441.3	$528.8	$596.2	$636.5

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended March 31, 2009									Three Months Ended March 31, 2008
	Property		Casualty		International	U.S.				Property		Casualty		International		U.S.
	Reinsurance		Reinsurance		Insurance	Insurance		Total		Reinsurance		Reinsurance		Insurance		Insurance		Total

BEFORE ACCIDENT YEAR ADJUSTMENT
Loss ratio	28.9%		65.9%		72.6%	48.1%		56.1%		29.9%		64.9%		65.0%		50.8%		52.9%
Policy acquisition expense ratio	17.8%		20.0%		16.0%	16.5%		17.6%		20.4%		18.7%		18.6%		24.3%		19.5%
Operating and administration expense ratio	10.9%		8.2%		10.6%	24.1%		10.8%		13.1%		11.3%		11.9%		28.4%		13.0%
Expense ratio	28.7%		28.2%		26.6%	40.6%		28.4%		33.5%		30.0%		30.5%		52.7%		32.5%

Combined ratio	57.6%		94.1%		99.2%	88.7%		84.5%		63.4%		94.9%		95.5%		103.6%		85.4%

ACCIDENT YEAR ADJUSTMENT
Loss ratio	8.4%		9.2%		3.7%	8.9%		6.9%		11.1%		11.6%		6.1%		26.6%		10.2%
Policy acquisition expense ratio	(0.9%	)	(0.6%	)	0.7%	(0.2%	)	(0.2%	)	0.1%		(0.2%	)	0.1%		(0.1%	)	—
Operating and administration expense ratio	1.1%		0.8%		0.7%	(0.1%	)	0.9%		(0.8%	)	(0.7%	)	(0.8%	)	1.7%		(0.7%	)
Expense ratio	0.2%		0.2%		1.4%	(0.3%	)	0.7%		(0.7%	)	(0.9%	)	(0.7%	)	1.6%		(0.7%	)

Combined ratio	8.6%		9.4%		5.1%	8.6%		7.6%		10.4%		10.7%		5.4%		28.2%		9.5%

ACCIDENT YEAR RATIOS
Current accident year loss ratio	37.3%		75.1%		76.3%	57.0%		63.0%		41.0%		76.5%		71.1%		77.4%		63.1%
Policy acquisition expense ratio	16.9%		19.4%		16.7%	16.3%		17.4%		20.5%		18.5%		18.7%		24.2%		19.5%
Operating and administration expense ratio	12.0%		9.0%		11.3%	24.0%		11.7%		12.3%		10.6%		11.1%		30.1%		12.3%
Expense ratio	28.9%		28.4%		28.0%	40.3%		29.1%		32.8%		29.1%		29.8%		54.3%		31.8%

Combined ratio	66.2%		103.5%		104.3%	97.3%		92.1%		73.8%		105.6%		100.9%		131.7%		94.9%

Aspen Insurance Holdings Limited

Consolidated Statements of Changes in Shareholders’ Equity

	Three Months Ended March 31,
(in US$ millions)	2009	2008

Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Additional paid-in capital
Beginning of period	1,754.8	1,846.1
New shares issued	25.1	—
Preference shares repurchased	(34.1)	—
Share-based compensation	4.1	3.4

End of period	1,749.9	1,849.5

Retained earnings
Beginning of period	884.7	858.8
Net income for the period	91.4	81.2
Dividends paid on ordinary and preference shares	(19.2)	(19.8)

End of period	956.9	920.2

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	87.6	80.2
Change for the period	(15.2)	5.4

End of period	72.4	85.6

Loss on derivatives
Beginning and end of period	(1.4)	(1.6)

Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	53.3	34.0
Change for the period	1.2	34.9

End of period	54.5	68.9

Total accumulated other comprehensive income	125.5	152.9

Total shareholders’ equity	$2,832.4	$2,922.7

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Three Months Ended March 31,
(in US$ millions)	2009	2008

Net income	$91.4	$81.2

Other comprehensive (loss) income, net of taxes:
Reclassification adjustment for net realized losses included in net income	4.1	(0.8)
Change in net unrealized gains and losses on available for sale securities held	(2.9)	35.7
Change in foreign currency translation adjustment	(15.2)	5.4

Other comprehensive income	(14.0)	40.3

Comprehensive income	$77.4	$121.5

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Three Months Ended March 31,
(in US$ millions)	2009	2008

Net cash from/(used in) operating activities	$203.2	$163.5
Net cash from/(used in) investing activities	(53.2)	(73.5)
Net cash from/(used in) financing activities	(28.2)	(19.8)
Effect of exchange rate movements on cash and cash equivalents	(17.7)	(25.9)

Increase in cash and cash equivalents	104.1	44.3
Cash at beginning of the period	809.1	651.4

Cash at end of the period	$913.2	$695.7

Aspen Insurance Holdings Limited

Reserves For Losses And Loss Expenses

	As At	As At
	March 31,	December 31,
(in US$ millions)	2009	2008

Provision for losses and loss expenses at start of period	$3,070.3	$2,946.0
Less reinsurance recoverable	(283.3)	(304.7)

Net loss and loss expenses at start of period	2,787.0	2,641.3

Net loss and loss expenses (disposed) acquired	(11.7)	(27.8)

Provision for losses and loss expenses for claims incurred
Current period	260.6	1,203.0
Prior period release	(9.8)	(83.5)

Total incurred	250.8	1,119.5

Losses and loss expense payments for claims incurred	(138.8)	(727.0)

Foreign exchange (gains) losses	(89.0)	(219.0)

Net loss and loss expense reserves at end of period	2,798.3	2,787.0
Plus reinsurance recoverables on unpaid losses at end of period	297.9	283.3

Gross loss and loss expense reserves at end of period	$3,096.2	$3,070.3

Aspen Insurance Holdings Limited
Reserves By Operating Segment

	As At March 31, 2009			As At December 31, 2008
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$446.8	$(44.0)	$402.8	$488.5	$(107.8)	$380.7
Casualty Reinsurance	1,328.8	(5.9)	1,322.9	1,311.1	(2.3)	1,308.8
International Insurance	1,191.6	(241.2)	950.4	1,117.4	(113.7)	1,003.7
U.S. Insurance	129.0	(6.8)	122.2	153.3	(59.5)	93.8

Total losses and loss expense reserves	$3,096.2	$(297.9)	$2,798.3	$3,070.3	$(283.3)	$2,787.0

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	As At March 31, 2009			As At March 31, 2008
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverable	Net	Gross	Recoverable	Net

Property Reinsurance	$6.1	$0.6	$6.7	$4.1	$9.5	$13.6
Casualty Reinsurance	3.1	—	3.1	14.2	0.1	14.3
International Insurance	(8.6)	6.6	(2.0)	5.0	1.9	6.9
U.S. Insurance	0.7	1.3	2.0	6.3	(1.6)	4.7

Release in reserves for prior years during the period	$1.3	$8.5	$9.8	$29.6	$9.9	$39.5

Aspen Insurance Holdings Limited

Ratings Of Reinsurers

(in US$ millions except for percentages)	As at March 31, 2009		As at December 31, 2008

S&P
AAA	$16.0	5.4%	$15.9	5.6%
AA−	59.8	20.1%	103.7	36.6%
A+	152.8	51.3%	98.8	34.9%
A	7.0	2.4%	6.9	2.4%
A−	30.2	10.1%	28.7	10.1%
Fully collateralized	2.5	0.8%	2.5	0.9%
Not rated	29.6	9.9%	26.8	9.5%

	$297.9	100.0%	$283.3	100.0%

A.M. Best
A++	$16.1	5.4%	$15.9	5.6%
A+	25.8	8.7%	67.2	23.7%
A	215.0	72.2%	161.9	57.1%
A−	29.0	9.7%	28.6	10.1%
Fully collateralized	2.5	0.8%	2.5	0.9%
Not rated	9.5	3.2%	7.2	2.6%

	$297.9	100.0%	$283.3	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As At March 31, 2009				Percentage Of Total Fair Value
		Gross	Gross		As At	As At	As At
	Amortized	Unrealized	Unrealized		March 31,	December 31,	December 31,
(in US$ millions except for percentages)	Cost	Gains	Losses	Fair Value	2009	2008	2007

MARKETABLE SECURITIES — AVAILABLE FOR SALE
U.S. government	$623.6	$41.5	—	$665.1	10.9%	10.9%	10.9%
U.S. government agency securities	367.9	27.9	(0.3)	395.5	6.5%	6.6%	5.6%
Municipal securities	7.7	0.4	—	8.1	0.1%	0.1%	—
Corporate securities	1,567.9	32.5	(49.8)	1,550.6	25.5%	23.8%	25.6%
Foreign government	328.9	20.8	—	349.7	5.7%	6.4%	7.2%
Asset-backed securities	179.2	1.1	(2.3)	178.0	2.9%	3.4%	3.8%
Mortgage-backed securities	1,307.7	41.6	(42.7)	1,306.6	21.4%	22.9%	20.8%

Total fixed maturities	4,382.9	165.8	(95.1)	4,453.6	73.0%	74.1%	73.9%
Short-term investments	289.8	—	—	289.8	4.8%	3.8%	4.8%

Total Available For Sale	$4,672.7	$165.8	$(95.1)	$4,743.4	77.8%	77.9%	78.7%

MARKETABLE SECURITIES — TRADING
Corporate securities	111.5	0.8	(0.4)	111.9	1.8%	—	—
Foreign government	0.9	0.2	—	1.1	—	—	—

Total fixed maturities	112.4	1.0	(0.4)	113.0	1.8%	—	—
Short-term investments	2.0	—	—	2.0	0.1%	—	—

Total Trading	$114.4	$1.0	$(0.4)	$115.0	1.9%	—	—

OTHER INVESTMENTS				$290.9	4.8%	4.9%	9.5%

Cash				913.2	15.0%	13.5%	11.0%
Accrued interest				31.0	0.5%	3.7%	0.8%

TOTAL CASH AND ACCRUED INTEREST				$944.2	15.5%	17.2%	11.8%

Total Cash and Investments				$6,093.5	100.0%	100.0%	100.0%

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except for percentages)	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008

Net investment income from fixed income investments and cash	$55.2	$59.3	$61.5	$59.7	$56.0
Net investment income (loss) from investments accounted for by the equity method	4.0	(49.0)	(42.2)	10.8	(16.9)

Net investment income	59.2	10.3	19.3	70.5	39.1
Net realized investment (losses) gains	(12.2)	8.4	(58.1)	0.8	1.0
Change in unrealized gains (losses) on investments (gross of tax)	3.3	138.3	(46.6)	(110.4)	44.4

Total return on investments	$50.3	$157.0	$(85.4)	$(39.1)	$84.5

PORTFOLIO CHARACTERISTICS
Fixed income portfolio book yield	4.42%	4.64%	4.87%	4.84%	4.90%
Fixed income portfolio duration	2.90 years	3.12 years	3.51 years	3.58 years	3.35 years

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

(in US$ millions except for number of shares)	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Net assets	$2,832.4	$2,779.1	$2,637.6	$2,853.9	$2,922.7
Less: Intangible assets	(8.2)	(8.2)	(8.2)	(8.2)	(8.2)
Preference shares	(353.6)	(419.2)	(419.2)	(419.2)	(419.2)

Total	$2,470.6	$2,351.7	$2,210.2	$2,426.5	$2,495.3

Ordinary shares outstanding (in millions)	82.763	81.507	81.450	81.321	85.395

Ordinary shares and dilutive potential ordinary shares (in millions)	84.832	83.706	84.325	83.691	87.607

Book value per ordinary share	$29.85	$28.85	$27.14	$29.84	$29.22

Diluted book value per ordinary share (treasury stock method)	$29.12	$28.10	$26.21	$28.99	$28.48

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended March 31,
	2009	2008

WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING (millions)
Basic	81.535	85.511
Dilutive share equivalents:
Employee options	0.645	1.357
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.335	0.203
Performance shares	0.872	0.661
Restricted share units	0.185	0.225

Weighted average diluted shares outstanding	83.572	87.957

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Operating Income Reconciliation

Net income is adjusted to exclude after tax net foreign exchange gains and losses, realized gains and losses in investments and preference share repurchase gain.

	Three Months Ended
(in US$ millions except where stated)	March 31, 2009	March 31, 2008

Net income as reported	$91.4	$81.2
Preference share dividends	(6.9)	(6.9)
Preference share repurchase gain	31.5	—

Net income available to ordinary shareholders	116.0	74.3
Add (deduct) after tax income:
Net foreign exchange losses (gains)	2.3	(4.3)
Net realized losses (gains) on investments	12.0	(0.9)
Preference share repurchase (gain)	(31.5)	—

Operating income after tax available to ordinary shareholders	98.8	69.1
Tax on operating income	16.3	14.2

Operating income before tax available to ordinary shareholders	$115.1	$83.3

WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING (millions)
Basic	81.535	85.511
Dilutive share equivalents:
Employee options	0.645	1.357
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.335	0.203
Performance shares	0.872	0.661
Restricted share units	0.185	0.225

Weighted average diluted shares outstanding	83.572	87.957

BASIC EARNINGS PER ORDINARY SHARE
Net income adjusted for preference share dividend and cancellation of preference shares	$1.42	$0.87
Add (deduct) after tax income:
Net foreign exchange losses (gains)	0.03	(0.05)
Net realized gains (losses) on investments	0.15	(0.01)
Preference share repurchase (gain)	(0.39)	—

Operating income adjusted for preference shares dividend	$1.21	$0.81

DILUTED EARNINGS PER ORDINARY SHARE
Net income adjusted for preference share dividend and cancellation of preference shares	$1.39	$0.85
Add (deduct) after tax income:
Net foreign exchange losses (gains)	0.03	(0.05)
Net realized gains (losses) on investments	0.14	(0.01)
Preference share repurchase (gain)	(0.38)	—

Operating income adjusted for preference shares dividend	$1.18	$0.79

Aspen Insurance Holdings Limited

Net Income Reconciliation

Net income is adjusted to exclude after-tax net income or losses from investments accounted for using the equity method and the gain on repurchase of preference shares. These investments represent our investments in funds of hedge funds. According to the equity method, gains and losses on the hedge funds are recognized through the income statement.

	Three Months Ended	Three Months Ended
(in US$ millions except where stated)	March 31, 2009	March 31, 2008

Net income available to ordinary shareholders	$116.0	$74.3
Add (deduct) after tax income:
Loss (income) from investments accounted for by the equity method	(4.0)	16.9
Tax on income/loss from investments accounted for by the equity method	0.3	(2.5)
Preference share repurchase (gain)	(31.5)	—

Adjusted net income	$80.8	$88.7

WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING (millions)
Basic	81.535	85.511
Dilutive share equivalents:
Employee options	0.645	1.357
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.335	0.203
Performance shares	0.872	0.661
Restricted share units	0.185	0.225

Weighted average diluted shares outstanding	83.572	87.957

BASIC EARNINGS PER ORDINARY SHARE
Net income adjusted for preference share dividend and cancellation of preference shares	$1.42	$0.87
Add (deduct) after tax income:
Loss (income) from investments accounted for by the equity method	(0.05)	0.20
Tax on income/loss from investments accounted for by the equity method	—	(0.03)
Preference share repurchase (gain)	(0.39)	—

Adjusted net income per share	$0.98	$1.04

DILUTED EARNINGS PER ORDINARY SHARE
Net income adjusted for preference share dividend and cancellation of preference shares	$1.39	$0.85
Add (deduct) after tax income:
Loss (income) from investments accounted for by the equity method	(0.05)	0.19
Tax on income/loss from investments accounted for by the equity method	—	(0.03)
Preference share repurchase (gain)	(0.38)	—

Adjusted net income per share	$0.96	$1.01

Aspen Insurance Holdings Limited

Adjusted Operating Income Reconciliation

Net income is adjusted to exclude after-tax net foreign exchange gains and losses, after tax realized gains and losses on investments, after tax net gains and losses from our investments in funds of hedge funds and preference share repurchase gain.

	Three Months Ended
(in US$ millions except where stated)	March 31, 2009	March 31, 2008

Net income available to ordinary shareholders	$116.0	$74.3
Add (deduct) after tax income:
Net foreign exchange losses (gains)	2.3	(4.3)
Net realized (gains) losses on investments	12.0	(0.9)
Loss (income) from investments accounted for by the equity method	(3.7)	14.4
Preference share repurchase (gain)	(31.5)	—

Adjusted operating income adjusted for preference share dividend	$95.1	$83.5

WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING (millions)
Basic	81.535	85.511
Dilutive share equivalents:
Employee Options	0.645	1.357
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.335	0.203
Performance Shares	0.872	0.661
Restricted share units	0.185	0.225

Weighted average diluted shares outstanding	83.572	87.957

BASIC EARNINGS PER ORDINARY SHARE
Net income adjusted for preference share dividend and cancellation of preference shares	$1.42	$0.87
Add (deduct) after tax income:
Net foreign exchange losses (gains)	0.03	(0.05)
Net realized (losses) gains on investments	0.15	(0.01)
Loss (income) from investments accounted for by the equity method	(0.05)	0.17
Preference share repurchase (gain)	(0.39)	—

Adjusted operating income adjusted for preference share dividend	$1.16	$0.98

DILUTED EARNINGS PER ORDINARY SHARE
Net income adjusted for preference share dividend and cancellation of preference shares	$1.39	$0.85
Add (deduct) after tax income:
Net foreign exchange losses (gains)	0.03	(0.05)
Net realized (losses) gains on investments	0.14	(0.01)
Loss (income) from investments accounted for by the equity method	(0.04)	0.16
Preference share repurchase (gain)	(0.38)	—

Adjusted operating income adjusted for preference share dividend	$1.14	$0.95